EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SecureTech Innovations, Inc. (“Company”) on Form 10-Q for the interim period ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (“Report”), I, Kao Lee, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 21, 2019	By:	/s/ Kao Lee
President, Chief Executive Officer, Principal Executive Officer and Director